Federated Hermes Short-Intermediate Municipal Fund
A Portfolio of Federated Hermes Short-Intermediate Duration Municipal Trust
CLASS A SHARES (TICKER FMTAX)
INSTITUTIONAL SHARES (TICKER FSHIX)
SERVICE SHARES (TICKER FSHSX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED AUGUST 31, 2024
Jeff A. Kozemchak, CFA, will retire on May 1, 2025. Effective upon his retirement, Mr. Kozemchak will no longer serve as a portfolio manager of the Fund. Accordingly, effective May 1, 2025, please remove all references to Mr. Kozemchak.
Mary Jo Ochson, CFA, and Kyle Stewart, CFA, will continue as portfolio managers of the Fund and will continue to manage its portfolio as described in the Prospectus.
Effective February 10, 2025, Ann Ferentino, CFA, will serve as a portfolio manager of the Fund.
1. Under the section entitled “Fund Summary Information” in the sub-section entitled “Fund Management,” please add Ms. Ferentino immediately following Kyle Stewart:
“Ann Ferentino, Senior Portfolio Manager, has been the Fund’s portfolio manager since February of 2025.”
2. In the section entitled “Portfolio Management Information,” please add Ms. Ferentino immediately following Kyle Stewart.
“Ann Ferentino
Ann Ferentino, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since February of 2025.
Ms. Ferentino is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. She has been with the Adviser or an affiliate since 1995; has worked in investment management since 2000; and has managed investment portfolios since 2013. Education: B.S., University of Dayton; M.B.A., University of Pittsburgh.”
February 10, 2025

Federated Hermes Short-Intermediate Municipal Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456956 (2/25)
© 2025 Federated Hermes, Inc.